Exhibit 10.4

GUARANTY AGREEMENT

For valuable consideration, the receipt whereof by the undersigned is hereby acknowledged, and to induce CHARTER ONE BANK, F.S.B., having an office and place of business located at 1215 Superior Avenue, Cleveland, Ohio 44114 (hereinafter called "Lender") to extend credit to MAPINFO REALTY, LLC, a New York limited liability company, having an address c/o MapInfo Corporation, One Global View, RPI Tech Park, Troy, New York 12180 (hereinafter called the "Principal"), the undersigned, MAPINFO CORPORATION (hereinafter collectively called the "Guarantor"), do hereby unconditionally and irrevocably guarantee to said Lender and to the endorsees, transferees, successors or assigns of either this Guaranty or any of the obligations secured hereunder, or both, the prompt payment (and not merely the collectability) of interest and principal under that certain note in the principal sum of Fourteen Million Seventy Thousand Dollars U.S. ($14,070,000) dated December ___, 2001 given by Principal and payable to Lender, including any renewals, modifications or extensions thereof (the "Note"), and does hereby agree that if the Note is not paid by the Principal in accordance with its terms, or if all sums which may hereafter become due from Principal to Lender are not paid by Principal in accordance with its terms, the Guarantor will immediately do so upon demand by Lender.

This is a continuing Guaranty and may not be revoked by Guarantor. Upon demand made by Lender upon Guarantor after a failure by the Principal to pay the Note in accordance with its terms, Guarantor shall promptly pay to Lender the principal balance of the Note, plus all accrued interest, any applicable prepayment premiums, costs, expenses and other charges that may be due to the Lender.

The obligations covered by this Guaranty include the obligations of the Principal under the Note and the obligations under a certain Mortgage and Security Agreement dated of even date herewith from the Principal, which further secures the Principal's indebtedness (the "Mortgage") and such other documents securing, evidencing or otherwise executed by Principal in connection with the Note ("Loan Documents"), either now existing, or hereafter coming into existence, and any renewals or extensions, in whole or in part, together with all damages, losses, costs, interest, charges, expenses, including reasonable attorneys' fees and liabilities of every kind, nature and description suffered or incurred by Lender arising in any manner out of, or in any way connected with or growing out of the Note and the Mortgage.

Guarantor hereby consents and agrees that Lender may, at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf, or for its account securing any indebtedness or liability covered by this Guaranty, or substitute for any collateral so held by it, other collateral of like kind, or of any kind, or modify the terms of the Note without notice to or further consent for the Guarantor and such surrender, substitution or modification shall not in any way affect the liability of the Guarantor hereunder.

Lender shall have the right to proceed against the Guarantor or the property described in the Mortgage (the "Property") without first proceeding against the Principal.

Guarantor hereby agrees that extensions of time in respect of any obligation covered by this Guaranty may be granted by Lender to the Principal without notice to the Guarantor and without thereby affecting the liability of the Guarantor under this Guaranty in any respect; the Guarantor waives notice of acceptance of this Guaranty by Lender, or of the extension, modification or renewal of any obligation of the Principal to which it relates, or of any default by the Principal. The Guarantor agrees that no act or omission on the part of Lender shall in any way affect or impair this Guaranty. Guarantor further waives any demand by Lender, as well as any notice of non-performance or non-payment by the Principal herein or any statutory provision requiring Lender's exhaustion of remedies or instituting of suit against the Principal prior to exercising its rights under this Guaranty.

This Guaranty is made subject to all the terms, conditions, agreements or stipulations contained in the Note evidencing the obligations hereby guaranteed.

Except as provided for in the hereinafter section entitled "Conversion", each Guarantor hereunder shall be jointly, severally and fully obligated for all of the obligations guaranteed hereby as fully and to the same extent as if Guarantor was the maker and endorser of such Note.

In the event it becomes necessary for Lender to enforce this Guaranty by legal action, the Guarantor hereby waives the right to be sued in the county of Guarantor's residence; and if this Guaranty is placed in the hands of an attorney at law for enforcement, Guarantor hereby agrees to pay the costs thereof, and a reasonable sum as an attorney's fee for such enforcement. Anything in this Guaranty to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provisions which shall be due under the Note shall involve transcending the limit of validity prescribed by the usury statutes of the State of New York or any other law of the State of New York, then in fact the obligations to be fulfilled shall be reduced to the limit of such validity so that in no event shall enforcement of remedies be possible under this Guaranty in excess of the limit of such validity.

The Guaranty and all obligations of Guarantor hereunder shall cease and determine at the time Lender receives payment in full of all sums payable to it by the Principal under the Note.

The Guarantor hereby agrees to indemnify the Lender and hold it harmless from and against any and all losses, expenses and damages incurred by the Lender in connection with or as a result of the assertion of any and all claims for the return of moneys (including the proceeds of any collateral) received or applied by the Lender in partial or full payment of the Indebtedness, including without limitation all claims based upon allegations that moneys so received by the Lender constituted trust funds under the Lien Law of the State of New York or other applicable laws, or that the payment of such moneys or the giving of such collateral to the Lender constituted a preference or fraudulent transfer under the Bankruptcy Code or any other applicable statute. This indemnity shall extend to and include all moneys recovered from or paid over by the Lender as a result of such claims, regardless of the basis thereof, and all costs and expenses including attorneys fees incurred by the Lender in investigating, evaluating and contesting such claims, regardless of the outcome. This indemnity may be terminated only in conjunction with the termination of this Agreement in the manner herein provided, except that the Guarantor's liability pursuant to this paragraph shall survive any termination of this Agreement to the extent of all moneys (including proceeds of any collateral) received by the Lender on account of that portion of the Indebtedness (and any renewals, modifications or extensions thereof, whether made before or after such termination) for which the Guarantor under the terms of this Agreement remains liable notwithstanding such termination, whether such moneys are recovered from, or paid over by, the Lender before or after such termination.

Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender, or its endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against the Guarantor and Guarantor's legal representatives, heirs, successors and/or assigns.

Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder: (i) waive compliance with, or waive any defaults under, or grant any other indulgences with respect to the Note; (ii) modify, amend or change any provisions of the Note; (iii) grant extensions or renewals of or with respect to the Note, and/or effect any release, compromise or settlement in connection with the Note; (iv) make advances for the purpose of performing any term of covenant contained in the Note; (v) assign, sell or otherwise transfer the Note of this Guaranty or any interest therein or herein, and (vi) deal in all respects with the Principal as if this Guaranty was not in effect. All of the obligations of the Guarantor under this Guaranty shall be unconditional and irrevocable, irrespective of the genuineness, validity, regularity or enforceability of the Note or the Mortgage or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor and to the extent of any inconsistency or conflict between this Guaranty and the Note or the Mortgage, this Guaranty shall control.

The liability of the Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies it may have against the Principal, its successors and assigns, with respect to the Note or the Mortgage, whether pursuant to the terms thereof or by law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Principal or to sell at foreclosure or otherwise pursue or exhaust its remedies against the Property covered by the Mortgage or any part thereof or against the Principal before, simultaneously with, or after enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Principal in separate actions as often as the Lender may deem advisable.

The Guarantor hereby expressly waives (i) presentment and demand for payment of the principal or the interest on the Note and protest of non-payment, (ii) notice of acceptance of this Guaranty and of presentment, demand and protest, (iii) notice of any default hereunder or under the Note and of all indulgences, (iv) demand for observance, performance, or enforcement of any terms or provisions of this Guaranty, the Note or Mortgage, and (v) all other notices and demands otherwise required by law which the Guarantor may lawfully waive. The Guarantor further agrees that in the event this Guaranty shall be enforced by suit or otherwise the Guarantor will reimburse the Lender, upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

Anything herein or in the Note or the Mortgage to the contrary notwithstanding, the Lender, at its option, may, as to the Guarantor, accelerate the indebtedness evidenced and secured by the Note and Mortgage in the event of the making by the Guarantor of an assignment for the benefit of creditors or appointment of a trustee or receiver for the Guarantor or for any property of the Guarantor or the commencement of any proceeding by or against the Guarantor under any bankruptcy reorganization, arrangement, insolvency, readjustment, receivership or like law or statute.

If the Guarantor shall advance any sums to the Principal or its successors or assigns, or if the Principal or its successors or assigns shall hereafter become indebted to the Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Lender under the Note and the Mortgage. Nothing herein contained shall be construed to give the Guarantor any right of subrogation in and to the Note and the Mortgage or all or any part of the Lender's interest therein, until all amounts owing to the Lender have been paid in full.

All rights and remedies afforded to the Lender by reason of this Guaranty or by law are separate and cumulative, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly signed by the Lender. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender, and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or any other right or remedy.

The Lender is hereby given a lien upon and a security interest in all depository accounts, trust or agency accounts of the Guarantor now or at any time hereafter in the possession of the Lender in any capacity whatsoever including, but not limited to, any balance or share in any checking account deposit, trust or agency account as additional security for payment of the Indebtedness, and Lender shall, in addition to those rights granted to the Lender in this or any other agreement between the Lender and the Guarantor, have all the rights and remedies under the Uniform Commercial Code and any other applicable law as shall from time to time be in effect in New York. Notwithstanding anything in this paragraph to the contrary, Lender's lien and Security Interest in the property of the Guarantor in the possession of the Lender shall exclude any property owned by other entities in which the Guarantor has an ownership interest. Absent a specific prohibition to the contrary, the foregoing shall not limit Guarantor's right to withdraw monies from deposit accounts, in the ordinary course of business, now or hereafter in the possession of Lender.

The Lender shall have the right, whenever it has the right to declare the Indebtedness to be due and payable, without further action by it, to set-off against the Indebtedness all money owed by Lender in any capacity to the Guarantor, whether or not due, and the Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the accrual of such right even though such charges were made or entered on the books of the Lender at a subsequent time.

The Guarantor shall provide a copy of its annual audited financial statements, including cash flow schedules regarding all assets, financial statements for all closely held entities and real estate projects owned by the Guarantor, and a listing of all liabilities, including contingent liabilities and pledged assets, prepared in accordance with sound accounting principles and certified as to accuracy and completeness within 120 days of the end Guarantor's fiscal year. Such financial statements shall be accompanied by copies of the Guarantor's federal income tax returns (provided, however, that in the event that any of the Guarantor obtains an extension to file his, her or its federal income tax returns, copies of such returns shall be furnished to the Lender within thirty (30) days after filing thereof).

The Guarantor acknowledges that this Guaranty and the Guarantor's obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Indebtedness of the Borrower. This Guaranty sets forth the entire agreement and understanding of Lender and Guarantor, and Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty or the obligations of the Guarantor under the Guaranty or otherwise with respect to the Indebtedness in any action or proceeding brought by the holder hereof to collect the Indebtedness or any portion thereof, or to enforce, the obligations of the Guarantor under this Guaranty. The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the Guarantor under this Guaranty, except as specifically set forth in this Guaranty.

The Guarantor agrees that any action or proceeding to enforce the provisions of the Agreement may be commenced by Lender in New York State Supreme Court in Rensselaer County, or in the District Court of the United States for the Northern District of New York, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered mail to the Guarantor, or as otherwise provided by the laws of the State of New York or the United States.

Guarantor represents and warrants to Lender that they have examined or had an opportunity to examine the Note and the Mortgage that they have full power, authority and legal right to execute and deliver this Guaranty, and that this Guaranty is a binding legal obligation of the Guarantor, and is fully enforceable against the Guarantor in accordance with its terms.

Guarantor shall mean all of the undersigned and as used herein, Guarantor shall be deemed, whenever appropriate in the context, to include the singular and plural.

WAIVER OF JURY TRIAL. GUARANTOR HEREBY, AND LENDER BY ITS ACCEPTANCE HEREOF, EACH WAIVE THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS GUARANTY, THE NOTE OR THE MORTGAGE, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY A JUDGE SITTING WITHOUT A JURY; FURTHER, GUARANTOR HEREBY CONSENTS AND SUBJECTS ITSELF TO THE JURISDICTION OF COURTS OF THE STATE OF NEW YORK AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED.

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IN WITNESS WHEREOF, the Guarantor has hereunto executed this Guaranty this ____ day of December, 2001

GUARANTOR:

MAPINFO CORPORATION

BY:

Name:

Title:

STATE OF NEW YORK )

COUNTY OF ALBANY ) ss:

On the day of December, 2001 before me, the undersigned, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public